UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)           December 23, 2009
Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)
(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
On December 23, 2009, the Corporation amended its $325 million revolving credit agreement to provide for an increased leverage ratio covenant. As amended, the covenant requires the Corporation’s ratio of consolidated debt to consolidated earnings before interest, taxes, depreciation, depletion and amortization (EBITDA), as defined, for the trailing twelve months (the “Leverage Ratio”) to not exceed 3.75 to 1.00 as of December 31, 2009 or March 31, 2010 and to not exceed 3.50 to 1.00 as of the end of any fiscal quarter ending on or after June 30, 2010; provided that if (i) Consolidated Debt has increased in connection with a Specified Acquisition, (ii) as a consequence of such Specified Acquisition, the rating of long-term unsecured debt of the Borrower has not been suspended, withdrawn or fallen below BBB by Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) or Baa2 by Moody’s Investors Service, Inc. and (iii) the Administrative Agent has received a Specified Acquisition Notice within 10 days of consummation of such Specified Acquisition, then, for a period of 180 consecutive days following the consummation of such Specified Acquisition, the additional Consolidated Debt in connection with such Specified Acquisition shall be excluded from Consolidated Debt for purposes of calculating the Leverage Ratio, but only if the Leverage Ratio calculated without such exclusion at no time exceeds during such 180 day period the otherwise applicable maximum ratio set forth above modified to increase the numerator by 0.25. In exchange for the increased leverage ratio covenant, the Corporation agreed to (1) a new pricing schedule in the amendment to apply to interest and fees charged to the Corporation under the credit agreement; (2) pay an amendment fee of 0.08% of the total commitment of the lenders; and (3) reimburse the lenders for their costs and expenses incurred in connection with the amendment to the $325 million revolving credit agreement.
On December 23, 2009, the Corporation amended its $130 million term loan agreement to provide for an increased leverage ratio covenant. As amended, the covenant requires the Corporation’s ratio of consolidated debt to consolidated earnings before interest, taxes, depreciation, depletion and amortization (EBITDA), as defined, for the trailing twelve months (the “Leverage Ratio”) to not exceed 3.75 to 1.00 as of December 31, 2009 or March 31, 2010 and to not exceed 3.50 to 1.00 as of the end of any fiscal quarter ending on or after June 30, 2010; provided that if (i) Consolidated Debt has increased in connection with a Specified Acquisition, (ii) as a consequence of such Specified Acquisition, the rating of long-term unsecured debt of the Borrower has not been suspended, withdrawn or fallen below BBB by Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) or Baa2 by Moody’s Investors Service, Inc. and (iii) the Administrative Agent has received a Specified Acquisition Notice within 10 days of consummation of such Specified Acquisition, then, for a period of 180 consecutive days following the consummation of such Specified Acquisition, the additional Consolidated Debt in connection with such Specified Acquisition shall be excluded from Consolidated Debt for purposes of calculating the Leverage Ratio, but only if the Leverage Ratio calculated without such exclusion at no time exceeds during such 180 day period the otherwise applicable maximum ratio set forth above modified to increase the numerator by 0.25. In exchange for the increased leverage ratio covenant, the Corporation agreed to (1) pay an amendment fee of 0.08% of the outstanding principal balance of each consenting bank’s loan as of the date of the amendment and (2) reimburse the lenders for their costs and expenses incurred in connection with the term loan agreement amendment.

On December 23, 2009, the Corporation amended its $100 million secured accounts receivable facility to provide for an increased leverage ratio covenant. As amended, the covenant requires the Corporation’s ratio of consolidated debt to consolidated earnings before interest, taxes, depreciation, depletion and amortization (EBITDA), as defined, for the trailing twelve months (the “Leverage Ratio”) to not exceed 3.75 to 1.00 as of December 31, 2009 or March 31, 2010 and to not exceed 3.50 to 1.00 as of the end of any fiscal quarter ending on or after June 30, 2010; provided that if (i) Consolidated Debt has increased in connection with a Specified Acquisition, (ii) as a consequence of such Specified Acquisition, the rating of long-term unsecured debt of the Borrower has not been suspended, withdrawn or fallen below BBB by Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) or Baa2 by Moody’s Investors Service, Inc. and (iii) the Administrative Agent has received a Specified Acquisition Notice within 10 days of consummation of such Specified Acquisition, then, for a period of 180 consecutive days following the consummation of such Specified Acquisition, the additional Consolidated Debt in connection with such Specified Acquisition shall be excluded from Consolidated Debt for purposes of calculating the Leverage Ratio, but only if the Leverage Ratio calculated without such exclusion at no time exceeds during such 180 day period the otherwise applicable maximum ratio set forth above modified to increase the numerator by 0.25. In exchange for the increased leverage ratio covenant, the Corporation agreed to (1) pay an amendment fee of 0.08% of the total facility commitment and (2) reimburse the lenders for their costs and expenses incurred in connection with the accounts receivable facility amendment.
Item 9.01     Financial Statements and Exhibits.
(c) Exhibits
10.01
Amendment No. 1 dated as of December 23, 2009 to Second $325,000,000 Amended and Restated Credit Agreement dated as of October 24, 2008, among Martin Marietta Materials, Inc., the banks parties thereto, and JP Morgan Chase Bank, N.A., as Administrative Agent

10.02
First Amendment dated as of December 23, 2009 to $130,000,000 Term Loan Agreement dated as of April 23, 2009 among Martin Marietta Materials, Inc., SunTrust Bank, as Administrative Agent and a syndicate of banks

10.03	First Amendment dated as of December 23, 2009 to $100,000,000 Account Purchase Agreement dated as of April 21, 2009 between Martin Marietta Materials, Inc. and Wells Fargo Bank, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

(Registrant)

Date: December 23, 2009	By:	/s/ Anne H. Lloyd

Anne H. Lloyd, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.01
Amendment No. 1 dated as of December 23, 2009 to Second $325,000,000 Amended and Restated Credit Agreement dated as of October 24, 2008, among Martin Marietta Materials, Inc., the banks parties thereto, and JP Morgan Chase Bank, N.A., as Administrative Agent

10.02
First Amendment dated as of December 23, 2009 to $130,000,000 Term Loan Agreement dated as of April 23, 2009 among Martin Marietta Materials, Inc., SunTrust Bank, as Administrative Agent and a syndicate of banks

10.03	First Amendment dated as of December 23, 2009 to $100,000,000 Account Purchase Agreement dated as of April 21, 2009 between Martin Marietta Materials, Inc. and Wells Fargo Bank, N.A.